UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2013

B456  SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34463	04-3583876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B456 Systems, Inc. 200 West Street Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 778-5700

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)                                 Dismissal of Independent Registered Public Accountant

On April 2, 2013, B456 Systems, Inc. (f/k/a  “A123 Systems, Inc.”) (the “Company” or “we”) dismissed its independent registered public accounting firm, Deloitte & Touche LLP (the “Former Accountant”).  The Company’s decision to dismiss the Former Accountant was approved by its Board of Directors on April 2, 2013.

The Former Accountant’s report on the consolidated financial statements of A123 Systems, Inc. for the years ended December 31, 2011 and 2010 (appearing as an exhibit to the Current Report on Form 8-K of the Company dated May 30, 2012) contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report included explanatory paragraphs related to (1) substantial doubt about the Company’s ability to continue as a going concern and (2) the adoption of Financial Accounting Standards Board Accounting Standards Update 2011-5, Comprehensive Income (Topic 220) as amended.

During the years ended December 31, 2011 and 2010 and through the subsequent interim period through April 2, 2013, there was no disagreement between us and the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the Former Accountant’s satisfaction, would have caused the Former Accountant to make reference to the subject matter of the disagreement in connection with its audit report.

There were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the years ended December 31, 2011 and 2010 or through the subsequent interim period through April 2, 2013, except for the material weakness in our internal control over financial reporting as of December 31, 2011 and 2010 that we reported in “Item 9A. Controls and Procedures,” including “Management’s Annual Report on Internal Control Over Financial Reporting” therein, of our Annual Report on Form 10-K, for the years ended December 31, 2011 and 2010. The material weakness reported as of December 31, 2011 was as follows:

We have not designed or maintained effective internal controls over the financial statement close and reporting process. Such controls are necessary to ensure the accurate and timely preparation of financial statements in accordance with Generally Accepted Accounting Principles. The following deficiencies contribute to the material weakness:

• we have had significant turnover in several key financial roles, including Chief Finance Officer and Chief Accounting Officer. The new finance team has not had sufficient time to complete the reorganization of the finance and accounting departments, train employees on their new roles and responsibilities, and design and implement all controls necessary to mitigate the risk of a material misstatement;

• our design and implementation of certain controls are incomplete or overly reliant on manual reviews, and we had insufficient time to determine if controls developed throughout 2011 were implemented and operating effectively;

• we have not yet designed and implemented certain key information technology controls, including controls in certain manufacturing locations, access controls, and change management controls; and the departure of our Chief Information Officer further delayed the design and implementation of these controls;

• we have not designed and implemented key controls to ensure the timely communications of operating issues that could have a material impact on our financial statements and disclosures; and

• we did not perform an adequate fraud risk assessment or design and maintain a comprehensive, enterprise-wide fraud risk management program to sufficiently mitigate our fraud risks and exposures.

The material weakness reported as of December 31, 2010 was as follows:

We have not designed or maintained effective internal controls and information technology controls over the financial statement close and reporting process. Such controls are necessary to ensure the accurate and timely preparation of financial statements in accordance with Generally Accepted Accounting Principles. The following deficiencies contribute to the material weakness:

• our design and implementation of certain controls are incomplete or overly reliant on manual reviews and we had insufficient time to determine if controls developed throughout 2010 were implemented and operating effectively;

• we have not been able to hire and integrate staff as quickly as necessary, and the departure of our former CFO in January 2011 further stretched our limited accounting and finance resources; and

• we have not yet formalized information technology control policies in certain manufacturing locations.

The Company has authorized the Former Accountant to respond fully to the inquiries of Moody, Famiglietti & Andronico, LLP, the Company’s new independent registered public accounting firm, concerning the subject matters described above.

The Company has requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The requested letter is attached as Exhibit 16.1 to this Form 8-K.

(b) Newly Appointed Independent Registered Public Accountant

On April 2, 2013, the Board of Directors of the Company approved the appointment of Moody, Famiglietti & Andronico, LLP (“MFA”), independent registered accountants, as its independent accountant following the dismissal of the Former Accountant.  Prior to the engagement of MFA, neither the Company, nor anyone on its behalf, consulted MFA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company by MFA that MFA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
16.1	Letter from Deloitte & Touche LLP dated April 5, 2013 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B456 SYSTEMS, INC.
(Registrant)

Date: April 5, 2013	By:	/s/ David Prystash
		Name:	David Prystash
		Title:	Chief Financial Officer